                                                                                                                                                                                                                                                EXHIBIT 10.3

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this "Agreement") is entered into as of the 4th day of October, 2005, by and between Markland Technologies, Inc., a Florida corporation ("Markland"), and Southridge Partners LP (the "Stockholder").

WHEREAS, the Stockholder is the owner of good and marketable title to 344,827 shares of the Series B Preferred Stock, $0.001 par value per share, of Technest Holdings, Inc., a Nevada corporation (such class of stock, the "Technest Preferred," such corporation, "Technest," and such shares held by the Stockholder, the "Technest Shares"), free and clear of all liens, pledges and encumbrances;

WHEREAS, the Stockholder is party to a Registration Rights Agreement by and among Technest and certain holders of shares of the Technest Preferred dated as of February 14, 2005 (the "Registration Rights Agreement");

WHEREAS, Markland desires to acquire the Technest Shares and is willing to offer the Stockholder shares of the Series D Convertible Preferred Stock, $0.0001 par value per share, of Markland (such series of stock, the "Markland Preferred"); and

WHEREAS, the Stockholder desires to exchange the Technest Shares for shares of Markland Preferred, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1.

Exchange of the Technest Shares for shares of Markland Preferred.  The Stockholder hereby agrees to sell and transfer the Technest Shares to Markland in exchange for 1,750 shares of Markland Preferred, and Markland hereby agrees to purchase and accept the Technest Shares from the Stockholder and issue 1,750 shares of Markland Preferred to the Stockholder therefor.

SECTION 2.

Delivery of the Shares and Other Documents.  Upon receipt from the Stockholder of the certificate or certificates representing the Technest Shares, together with a stock power or stock powers for the Technest Shares duly executed by the Stockholder in favor of Markland, Markland shall deliver to the Stockholder a stock certificate representing 1,750 shares of Markland Preferred.

SECTION 3.

Representations and Warranties of the Corporation.  Markland hereby represents and warrants to the Stockholder as follows:

3.1

Organization.  Markland is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry out the transactions contemplated hereby.

3.2

Authorization.  The execution, delivery and performance by Markland of this Agreement have been duly authorized by all requisite corporate action.

3.3

Enforceability.  This Agreement constitutes a legal, valid and binding obligation of Markland, enforceable against Markland in accordance with its terms.

3.4

No Conflicts.  The execution, delivery and performance by Markland of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on Markland.

3.5

Valid Issuance of the Securities.  The shares of Markland Preferred, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration described herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws.

3.6

No Governmental Consent or Approval Required.  Based in part on the representations made by the Stockholder in  of this Agreement and other federal or state securities law filings which have been made or which will be made in a timely manner, no authorization, consent, approval or other order of, declaration to, or filing with, any governmental agency or body is required for or in connection with the valid and lawful authorization, execution and delivery by Markland of this Agreement for or in connection with the valid and lawful authorization, issuance, sale and delivery of the shares of Markland Preferred being issued hereunder.

3.7

Offering.  Subject in part to the truth and accuracy of the Stockholder's representations set forth in  of this Agreement, the offer, sale and issuance of the shares of Markland Preferred contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and will be in compliance with all applicable state securities laws.

SECTION 4.

Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Markland as follows:

4.1

Organization.  The Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite power and authority and has taken all necessary action required for the due authorization, execution, delivery and performance of this Agreement, as well as the consummation of the transactions contemplated hereby, and has not been organized, reorganized or recapitalized specifically for the purposes of investing in Markland.

4.2

Enforceability.  Assuming due execution and delivery by Markland of this Agreement, this Agreement constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

4.3

No Conflicts.  The execution, delivery and performance by the Stockholder of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Stockholder.

4.4

Investment Intent.  The Stockholder is acquiring shares of Markland Preferred hereunder for investment and not for, with a view to or in connection with the distribution thereof.

4.5

Restricted Securities.  Such Investor understands that neither the shares of Markland Preferred to be issued hereunder nor the shares of Markland's common stock, $0.0001 par value per share (the "Markland Common") issuable upon conversion of the shares of Markland Preferred being issued to the Stockholder hereunder (the "Registrable Securities") have been registered under the Act, or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Act and such laws, and that such shares must be held indefinitely unless they are subsequently registered under the Act and such laws or a subsequent disposition thereof is exempt from registration.  The certificates for the shares of Markland Preferred to be issued hereunder shall bear a legend to such effect, and appropriate stop transfer instructions shall be issued.

4.6

Rule 144.  The Stockholder understands that the exemption from registration afforded by Rule 144 promulgated by the Securities and Exchange Commission under the Act depends upon the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

4.7

Experience and Knowledge.  The Stockholder: (a) has sufficient knowledge and experience in business and financial matters and with respect to investment in restricted securities so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby; (b) is able to bear the economic risk of such investment; and (c) is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Act.  The Stockholder is aware of Markland’s business affairs and condition and has acquired sufficient information about Markland to reach an informed and knowledgeable decision to acquire shares of Markland Preferred. Stockholder acknowledges that it has read and understands the relative rights and preferences and other terms of the Markland Preferred as set forth in the Certificate of Designations relating thereto.

4.8

Address.  The postal address for the Stockholder on the signature page attached hereto is true, accurate and complete as of the date hereof.

4.9

No Brokers.  All negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the intervention of any person acting on behalf of the Stockholder in such manner as to give rise to any right, interest or valid claim for any brokerage or finder’s commission, fee or similar compensation.

4.10

Title.  The Stockholder is the owner of good and marketable title to the Technest Shares, free and clear of all liens, pledges and encumbrances.

SECTION 5.

Registration Rights.  On or prior to October 17, 2005, Markland shall prepare and file with the United States Securities and Exchange Commission a "Shelf" registration statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Act.  Such registration statement shall be on Form S-2 under the Act (unless Markland is not then eligible to register for resale the Registrable Securities on Form S-2, in which case such registration shall be on another appropriate form) and shall contain (unless otherwise directed by the Stockholder or another person or entity whose securities are being included in such registration statement) a "Plan of Distribution" substantially in the form attached hereto as Annex A.  Markland shall use commercially reasonable efforts to cause such registration statement to be declared effective under the Act as promptly as possible after the filing thereof and shall use commercially reasonable efforts to keep such registration statement continuously effective under the Act until the earlier of (a) the date that is twenty-four (24) months following the date on which such registration statement becomes effective and (b) until all Registrable Securities have been sold or may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Act, as determined by counsel to Markland pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to Markland’s transfer agent and the Stockholder.  Markland shall promptly notify the Stockholder via e-mail of the effectiveness of such registration statement.

SECTION 6.

Legends.  The certificates representing the shares of Markland Preferred to be issued hereunder shall bear legends in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR  (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK.  THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS OF EACH CLASS OF STOCK OR SERIES OF ANY CLASS ARE SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION.  THE CORPORATION WILL FURNISH A COPY OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST.

SECTION 7.

Successors and Assigns.  This Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto and their heirs, legal representatives, successors and permitted assigns.

SECTION 8.

Entire Agreement.  This Agreement and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

SECTION 9.

Amendments; Waivers.  This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, by the written agreement of Markland and the Stockholder.

SECTION 10.

Counterparts, Facsimiles.  This Agreement may be executed in two counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.  Facsimile transmission of execution copies or signature pages for this Agreement shall be legal, valid and binding execution and delivery for all purposes.

SECTION 11.

Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Florida, without regard to its principles of conflicts of laws.

SECTION 12.

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

A-1

Annex A

IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.

MARKLAND TECHNOLOGIES, INC.

By:

Robert Tarini, Chairman and Chief Executive Officer

SOUTHRIDGE PARTNERS, LP

By:

[____________], Director

Postal Address:

[]

E-mail Address:

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Plan of Distribution

Each Selling Stockholder (the "Selling Stockholders") of the common stock ("Common Stock") of Markland Technologies, Inc., a Florida corporation ("Markland") and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the Over the Counter Bulletin Board or any other stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling shares of Common Stock:

•

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•

block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•

an exchange distribution in accordance with the rules of the applicable exchange;

•

privately negotiated transactions;

•

broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•

a combination of any such methods of sale; or

•

any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.  Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares or Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of Selling Stockholders to include the pledgee, transferee or other successor in interest as Selling Stockholders under this prospectus.

The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

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